Common Stock	12 Months Ended
Jun. 30, 2016
Equity [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Note 9 – Common Stock

Capital Stock

At June 30, 2016 and 2015, Aytu had 100 million and 300 million shares, respectively, of common stock authorized with a par value of $0.0001 per share and 50 million shares of preferred stock authorized with a par value of $0.0001 per share. In May 2016, the Aytu shareholders voted to reduce the authorized common stock outstanding from 300 million to 100 million shares.

In May 2016, we raised gross proceeds of approximately $7.5 million through a public offering of 1,562,500 Units, offering costs totaled $1.2 million resulting in net proceeds of $6.3 million. Each Unit consists of one share of Aytu common stock and a warrant to purchase one share of Aytu common stock. The common stock issued had a relative fair value of $4.2 million. The warrants have an exercise price of $6.00 per share and will expire five years from the date of issuance. These warrants have a relative fair value of $2.1 million. We also granted the underwriters a 45-day option (the Over-Allotment Option) to purchase up an additional 234,375 shares of common stock and/or warrants. The underwriters exercised 170,822 of this over-allotment option for the warrants and paid $0.12 per over-allotment warrant. These warrants have the same terms as the warrants offered in the registered offering. These warrants have a relative fair value of $20,000, which was the purchase price per the underwriting agreement.

On June 30, 2016, Aytu effected a reverse stock split in which each common stock holder received one share of common stock for each 12 shares. All share and per share amounts for all periods presented in this report have been adjusted to reflect the effect of this reverse stock split.